======================================================================
                       STATEMENT OF ADDITIONAL INFORMATION
                             Dated February 29, 2000
                         (as supplemented June 19, 2000)
     ======================================================================


                    PERRITT MICROCAP OPPORTUNITIES FUND, INC.
                            10 South Riverside Plaza
                                   Suite 1520
                             Chicago, Illinois 60606
                            Toll Free: (800) 332-3133


          This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Perritt MicroCap Opportunities Fund, Inc. dated February 29, 2000 and any supplement thereto. A copy of the Prospectus may be obtained without charge from Perritt MicroCap Opportunities Fund, Inc. at the address and telephone number set forth above.

          The following financial statements are incorporated by reference to the Annual Report, dated October 31, 1999, of Perritt MicroCap Opportunities Fund, Inc. (File No. 811-05308) as filed with the Securities and Exchange Commission on December 28, 1999.

                  Statement of Net Assets
                  Statements of Changes in Net Assets
                  Financial Highlights
                  Statement of Operations
                  Notes to Financial Statements
                  Independent Auditor's Report

                    PERRITT MICROCAP OPPORTUNITIES FUND, INC.


                                TABLE OF CONTENTS

                                                                            Page

FUND HISTORY AND CLASSIFICATION................................................4

INVESTMENT OBJECTIVE...........................................................4

INVESTMENT CONSIDERATIONS......................................................4

INVESTMENT RESTRICTIONS........................................................5

RETIREMENT PLANS...............................................................7

     Individual Retirement Accounts............................................7

     Simplified Employee Pension Plan..........................................8

     SIMPLE IRA................................................................8

     Defined Contribution Plans................................................9

OTHER SHAREHOLDER PLANS........................................................9

     Automatic Investment Plan.................................................9

     Dividend Reinvestment Plan................................................9

     Systematic Withdrawal Plan...............................................10

DIRECTORS AND OFFICERS........................................................10

PRINCIPAL SHAREHOLDERS........................................................12

INVESTMENT ADVISER............................................................12

ALLOCATION OF PORTFOLIO BROKERAGE.............................................13

CUSTODIAN.....................................................................15

DETERMINATION OF NET ASSET VALUE..............................................15

TAXES ........................................................................16

STOCKHOLDER MEETINGS..........................................................17

CAPITAL STOCK.................................................................18

MISCELLANEOUS.................................................................18

PERFORMANCE INFORMATION.......................................................19

INDEPENDENT PUBLIC ACCOUNTANTS................................................20

OTHER INFORMATION.............................................................20

EXHIBIT INDEX.................................................................25

          No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated February 29, 2000 and, if given or made, such information or representations may not be relied upon as having been authorized by Perritt MicroCap Opportunities Fund, Inc.

This Statement of Additional Information does not constitute an offer to sell securities.

                         FUND HISTORY AND CLASSIFICATION

          Perritt MicroCap Opportunities Fund, Inc. (the "Fund") is an open-end, diversified management investment company registered under the Investment Company Act of 1940. The Fund was organized as a Maryland corporation on August 24, 1987. On February 2, 1998, the Fund changed its corporate name from Perritt Capital Growth Fund, Inc. to Perritt MicroCap Opportunities Fund, Inc.


                              INVESTMENT OBJECTIVE

          The Fund's investment objective is long-term capital appreciation which it seeks by investing primarily in a diversified portfolio of common stocks of small, rapidly growing companies. The Fund will, under normal market conditions, invest at least 80% of its assets in common stocks, securities convertible into common stocks and other equity-type securities of firms whose equity market value at the time of purchase is less than $300 million. The Fund may invest in securities not listed on a national or regional securities exchange, but such securities typically will have an established over-the-counter market. The Fund does not intend to invest in any security which, at the time of purchase, is not readily marketable. The Fund may, for temporary defensive purposes, invest greater than 20% of its assets in money market securities, including U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper or cash and cash equivalents. Except for temporary defensive purposes, the Fund will retain cash and cash equivalents only in amounts deemed adequate for current needs and to permit the Fund to take advantage of investment opportunities.


                            INVESTMENT CONSIDERATIONS

          Because the Fund intends to invest to a substantial degree in common stocks of smaller companies which are, in the opinion of Perritt Capital Management, Inc., the Fund's investment adviser ("Adviser"), rapidly growing, an investment in the Fund is subject to greater risks than those involved with funds that invest in larger companies.

          Investments in relatively small companies tend to be speculative and volatile. Relatively small companies may lack depth in management on which to rely should loss of key personnel occur. Relatively small companies also may be involved in the development or marketing of new products or services, the market for which may not have been established. Such companies could sustain significant losses when projected markets do not materialize. Further, such companies may have, or may develop, only a regional market for products or services and may be adversely affected by purely local events. Moreover, such companies may be insignificant factors in their industries and may become subject to intense competition from larger companies.

          Equity securities of relatively small companies frequently will be traded only in the over-the-counter market or on regional stock exchanges and often will be closely held with only a small proportion of the outstanding securities held by the general public. In view of such factors, the Fund may assume positions in securities with limited trading markets which are subject to wide price fluctuations. Therefore, the current net asset value of the Fund may fluctuate significantly. Accordingly, the Fund should not be considered suitable for investors who are unable or unwilling to assume the risks of loss inherent in such a program, nor should an investment in the Fund, by itself, be considered a balanced or complete investment program.


                             INVESTMENT RESTRICTIONS

          In seeking to achieve its investment objectives, the Fund has adopted the following restrictions which are matters of fundamental policy and cannot be changed without approval by the holders of the lesser of:

                    (i) 67% of the Fund's shares present or represented at a meeting of shareholders at which the holders of more than 50% of such shares are present or represented; or

                    (ii)  more than 50% of the outstanding shares of the Fund.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction.

          The Fund may not:

          1. Purchase the securities of any issuer if such purchase would cause more than 5% of the value of the Fund's total assets to be invested in securities of any one issuer (except securities of the United States Government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding securities of any class or more than 10% of the outstanding voting securities of any one issuer.

          2. Purchase securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets.

          3. Purchase or retain the securities of any issuer if those officers or directors of the Fund or its investment adviser owning individually more than 2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

          4. Borrow money except from banks for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the value of a Fund's net assets at the time the borrowing is incurred.

          5. Invest in real estate (although the Fund may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, commodities contracts or interests in oil, gas and/or mineral exploration or development programs.

          6. Act as an underwriter of securities or participate on a joint or joint and several basis in any trading account in any securities.

          7. Invest in companies for the primary purpose of acquiring control or management thereof.

          8. Purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions and make short sales of securities (except short sales against the box).

          9. Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 15% of its assets taken as cost.

          10. Concentrate more than 25% of the value of its total assets (taken at market value at the time of each investment) in securities of non-governmental issuers whose principal business activities are in the same industry.

          11. Invest in restricted securities or illiquid or other securities without readily available market quotations, including repurchase agreements.

          12. Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities.

          13. Engage in the purchase and sale of put and call options on portfolio securities or stock indexes except that the Fund may, subject to the restrictions in Item 14 below, (i) write covered call options and purchase covered put options on securities with respect to all of its portfolio securities; (ii) purchase stock index put options for hedging purposes; and
(iii) enter into closing transactions with respect to such options.

          14. Purchase, sell or write options on portfolio securities or stock indexes if, as a result thereof, (i) the aggregate market value of all portfolio securities covering such options exceeds 25% of the Fund's net assets; or (ii) the aggregate premiums paid for all options held exceeds 5% of the Fund's net assets.

          15. Purchase securities of any company having less than three years continuous operation (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its assets.

          16. Invest more than 5% of its total assets in warrants, whether or not the warrants are listed on the New York or American Stock Exchange, or more than 2% of the value of the assets of the Fund in warrants which are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

                                RETIREMENT PLANS

          Shares of the Fund may be purchased in connection with many types of tax-deferred retirement plans. Initial purchase payments in connection with tax-deferred retirement plans must be $250. It is advisable for an individual considering the establishment of a retirement plan to consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan. Additional details about these plans, application forms and plan documents may be obtained by contacting the Fund.

Individual Retirement Accounts

          Individual shareholders may establish their own tax-sheltered Individual Retirement Accounts ("IRA"). The Fund offers three types of IRAs, including the Traditional IRA, that can be adopted by executing the appropriate Internal Revenue Service ("IRS") Form.

          Traditional IRA. In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the shareholder is an "active participant" in an employer-sponsored retirement plan and the shareholder's income. Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the shareholder's own contributions for which the shareholder did not claim (or was not eligible to claim) a deduction. Distributions prior to age 59 1/2 may be subject to an additional 10% tax applicable to certain premature distributions. Distributions must commence by April 1 following the calendar year in which the shareholder attains age 70 1/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

          Roth IRA. In a Roth IRA (sometimes known as an American Dream IRA), amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if the shareholder has held the IRA for certain minimum periods of time (generally, until age 59 1/2). Shareholders whose incomes exceed certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the shareholder's contributions to the IRA. The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the shareholder. Following the death of the shareholder, certain minimum distribution rules apply.

          For Traditional and Roth IRAs, the maximum annual contribution generally is equal to the lesser of $2,000 or 100% of the shareholder's compensation (earned income). An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a Traditional IRA reduce the allowable contribution under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.

          Education IRA. In an Education IRA, contributions are made to an IRA maintained on behalf of a beneficiary under age 18. The maximum annual contribution is $500 per beneficiary. The contributions are not tax deductible when made. However, if amounts are used for certain educational purposes, neither the contributor nor the beneficiary of the IRA are taxed upon distribution. The beneficiary is subject to income (and possible penalty taxes) on amounts withdrawn from an Education IRA that are not used for qualified educational purposes. Shareholders whose income exceeds certain limits are ineligible to contribute to an Education IRA.

          Under current IRS regulations, an IRA applicant must be furnished a disclosure statement containing information specified by the IRS. The applicant generally has the right to revoke his account within seven days after receiving the disclosure statement and obtain a full refund of his contributions. The custodian may, in its discretion, hold the initial contribution uninvested until the expiration of the seven-day revocation period. The custodian does not anticipate that it will exercise its discretion but reserves the right to do so.

Simplified Employee Pension Plan

          A Traditional IRA may also be used in conjunction with a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is established through execution of Form 5305-SEP together with a Traditional IRA established for each eligible employee. Generally, a SEP-IRA allows an employer (including a self-employed individual) to purchase shares with tax deductible contributions not exceeding annually for any one participant 15% of compensation (disregarding for this purpose compensation in excess of $160,000 per year). The $160,000 compensation limit applies for 1999 and is adjusted periodically for cost of living increases. A number of special rules apply to SEP Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements.

SIMPLE IRA

          An IRA may also be used in connection with a SIMPLE Plan established by the shareholder's employer (or by a self-employed individual). When this is done, the IRA is known as a SIMPLE IRA, although it is similar to a Traditional IRA with the exceptions described below. Under a SIMPLE Plan, the shareholder may elect to have his or her employer make salary reduction contributions of up to $6,000 per year to the SIMPLE IRA. The $6,000 limit applies for 1999 and is adjusted periodically for cost of living increases. In addition, the employer will contribute certain amounts to the shareholder's SIMPLE IRA, either as a matching contribution to those participants who make salary reduction contributions or as a non-elective contribution to all eligible participants whether or not making salary reduction contributions. A number of special rules apply to SIMPLE Plans, including (1) a SIMPLE Plan generally is available only to employers with fewer than 100 employees; (2) contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements; (3) contributions are made to a special SIMPLE IRA that is separate and apart from the other IRAs of employees; (4) the distribution excise tax (if otherwise applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLE IRA; and (5) amounts withdrawn during the first two years of participation may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA or to a Roth IRA). A SIMPLE IRA is established by executing Form 5304-SIMPLE together with an IRA established for each eligible employee.

Defined Contribution Plans

          A prototype defined contribution retirement plan is available for employers, including self-employed individuals, who wish to purchase shares of the Fund with tax-deductible contributions not exceeding annually for any one participant the lesser of $30,000 or 25% of earned income.

          The defined contribution plan also contains a cash or deferred arrangement which the employer may adopt. The cash or deferred arrangement is intended to satisfy the requirements of Section 401(k) of the Internal Revenue Code and allows eligible employees to reduce their compensation and have such amount contributed to the plan on their behalf. An employer may also make matching contributions on behalf of participating employees.


                             OTHER SHAREHOLDER PLANS

Automatic Investment Plan

          The Fund offers an Automatic Investment Plan, which may be established at any time. By participating in the Automatic Investment Plan, shareholders may automatically make purchases of shares of the Fund on a regular, convenient basis. A shareholder may elect to make automatic deposits on any date specified by the shareholder each month. There is a $50 minimum for each automatic transaction.

          Under the Automatic Investment Plan, shareholders' banks or other financial institutions debit pre-authorized amounts drawn on their accounts each month and apply such amounts to the purchase of shares of the Fund. The Automatic Investment Plan can be implemented with any financial institution that is a member of the Automated Clearing House. No service fee is charged to shareholders for participating in the Automatic Investment Plan. An application to establish the Automatic Investment Plan may be obtained from the Fund. The Fund reserves the right to suspend, modify or terminate the Automatic Investment Plan, without notice.

Dividend Reinvestment Plan

          Unless a shareholder elects otherwise by written notice to the Fund, all income dividends and all capital gains distributions payable on shares of the Fund will be reinvested in additional shares of the Fund at the net asset value in effect on the dividend or distribution payment date. The Fund acts as the shareholder's agent to reinvest dividends and distributions in additional shares and hold for his/her account the additional full and fractional shares so acquired. A shareholder may at any time change his/her election as to whether to receive his/her dividends and distribution in cash or have them reinvested by giving written notice of such change of election to the Fund. Such change of election applies to dividends and distributions the record dates of which fall on or after the date that the Fund receives the written notice.

Systematic Withdrawal Plan

          A shareholder who owns Fund shares worth at least $10,000 at the current net asset value may, by completing an Application which may be obtained from the Fund, create a Systematic Withdrawal Plan from which a fixed sum will be paid to him at regular intervals. To establish the Systematic Withdrawal Plan, the shareholder deposits his Fund shares with the Fund and appoints it as his agent to effect redemptions of Fund shares held in his account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to him out of his account. Fund shares deposited by the investor in his account need not be endorsed or accompanied by a stock power if registered in the same name as his account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Fund is required. The investor's signature should be guaranteed by a bank or a member firm of a national stock exchange.

          The minimum amount of a withdrawal payment is $200. These payments will be made out of the proceeds of periodic redemption of shares in the account at net asset value. Redemptions will be made on the fifth business day of each month or, if that day is a holiday, on the next preceding business day. Establishment of a Systematic Withdrawal Plan constitutes an election by the shareholder to reinvest in additional Fund shares, at net asset value, all income dividends and capital gains distributions payable by the Fund on the shares held in such Account, and shares so acquired will be added to such account. The shareholder may deposit additional Fund shares in his account at any time.

          Withdrawal payments cannot be considered to be yield or income on the shareholder's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested and the fluctuation in the value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.


                             DIRECTORS AND OFFICERS

          The directors and officers of the Fund together with information as to their principal business occupations during the last five years and other information are shown below. The address of Dr. Perritt, Mr. Corbett and Mr. Laatz is 10 South Riverside Plaza, Suite 1520, Chicago, Illinois 60606. The address of David S. Maglich is c/o Fergeson, Skipper et. al., 1515 Ringling Blvd., Suite 1000, Sarasota, Florida 34236. The address of Dianne C. Click is 3610 Broadwater, Bozeman, Montana 59718. In the list below, the Fund's directors who are considered "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 are noted with an asterisk(*). These directors are referred to as inside directors by virtue of their position as an officer and director of the Fund's investment adviser or their being a member of the immediate family of an affiliate of the Fund. Dr. Perritt and Mr. Maglich have served as directors since the Fund's inception. Ms. Dianne Click has served as a director since February 1995.

          Michael J. Corbett, President of the Fund

          Mr. Corbett, age 35, has been President and Treasurer of the Fund since November 1999. He served as a Vice President of the Fund from March 1991 until November 1999. He has been Vice President of the Adviser since February 1997 and the Senior Securities Analyst of the Adviser since October 1989. He has a Bachelor's of Science degree from DePaul University in Chicago, Illinois. Prior to October, 1989, Mr. Corbett worked in the Options Department at Charles Schwab & Co. and was a student at DePaul University in Chicago, Illinois, where he received a Bachelor of Science degree in finance.

          *Gerald W. Perritt, Vice President and Director of the Fund

          Dr. Perritt, age 58, has been a director of the Fund since its inception in August 1987 and Vice President since November 1999. Prior thereto he served as President of the Fund. Dr. Perritt is also the President of Perritt Capital Management, Inc., the investment adviser to the Fund, and Chairman of Investment Information Services, Inc., a publisher of financial newsletters and other financial publications. Dr. Perritt founded Investment Information Services, Inc. in 1983. Prior thereto, he was Executive Director of the American Association of Individual Investors, a not-for-profit organization formed to educate the public about the financial and investment marketplace.

          Robert A. Laatz, Vice President and Secretary of the Fund

          Mr. Laatz, age 55, has been a Vice President of the Fund since November 1997, Secretary since November, 1998 and an associate since May 1997. Prior to May 1997, he was a financial and operations principal for J.B. Richards Securities Corp., a position he had held since July 1980. Mr. Laatz attended the University of Illinois, Urbana.

          David S. Maglich, Director

          Mr. Maglich, age 43, has been a director of the Fund since its inception in August 1987. Mr. Maglich is a Shareholder with the law firm of Fergeson, Skipper et. al. and has been employed with such firm since April 1989. He holds a Bachelor's of Science degree from Florida State University and a law degree from Stetson College of Law.

          Dianne Chaykin Click, Director

          Ms. Click, age 37, is a licensed real estate agent in the State of Montana and has been employed with ERA Landmark Real Estate Company since February 1998. Prior thereto, she was the sole proprietor of The Marketing Arm., a direct mail marketing consulting firm to financial institutions, and a realtor with the firm of Gallatin River Realty. She holds a Bachelor of Science degree in Marketing from the University of Miami, Florida.

          The following table provides information concerning the compensation paid to directors of the Fund for the fiscal year ended October 31, 1999.

                                        Pension or                     Total
                                        Retirement     Estimated    Compensation
                                         Benefits        Annual      From Fund
                         Aggregate       Accrued        Benefits      and Fund
                        Compensation    as Part of        Upon      Complex Paid
   Name of Person        from Fund     Fund Expenses   Retirement   to Directors
   --------------       ------------   -------------   ----------   ------------

Dianne Chaykin Click       $  625           -0-            -0-         $  625

David S. Maglich           $2,525           -0-            -0-         $2,525

Gerald W. Perritt             -0-           -0-            -0-            -0-

          As of February 1, 2000, all officers and directors of the Fund owned in the aggregate 6,141 shares of the Fund representing 0.73% of the Fund's then issued and outstanding shares.


                             PRINCIPAL SHAREHOLDERS

          The Fund was not aware of any person who, as of February 1, 2000, owned of record or beneficially 5% or more of the shares of the Fund.


                               INVESTMENT ADVISER

          Perritt Capital Management, Inc., 10 South Riverside Plaza, Suite 1520, Chicago, Illinois (the "Adviser"), currently serves as investment adviser to the Fund pursuant to an investment advisory agreement dated May 1, 1998 (the "Advisory Agreement"). The Adviser is a wholly owned subsidiary of Investment Information Services, Inc., an Illinois corporation ("IIS"). Dr. Gerald W. Perritt, President of the Adviser, owns 60% of the outstanding common stock of IIS and controls both IIS and the Adviser.

          The  Advisory  Agreement  is required  to be approved  annually by the
Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities. In addition, in either case, each annual renewal must be approved by the vote of a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days' written notice, by the Board of Directors of the Fund, by vote of a majority of the Fund's outstanding voting securities, or by the Adviser, and will terminate automatically in the event of its assignment. The Advisory Agreement was last approved by the shareholders of the Fund on April 20, 1998 and by the Board of Directors on November 12, 1999.

          Under the terms of the Advisory Agreement, the Adviser manages the Fund's investments subject to the supervision of the Fund's Board of Directors. The Adviser is responsible for investment decisions and supplies investment research and portfolio management. At its expense, the Adviser provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser, at its expense, places all orders for the purchase and sale of the Fund's portfolio securities.

          Except for expenses assumed by the Adviser as set forth above, the Fund is responsible for all its other expenses including, without limitation, interest charges, taxes, brokerage commissions and similar expenses, expenses of issue, sale, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, the expenses for printing and distribution costs of prospectuses and quarterly financial statements mailed to existing shareholders, charges of custodians, transfer agent fees (including the printing and mailing of reports and notices to shareholders), fees of registrars, fees for auditing and legal services, fees for clerical services related to recordkeeping and shareholder relations (including determination of net asset value), the cost of stock certificates and fees for directors who are not "interested persons" of the Adviser.

          As compensation for its services, the Fund pays to the Adviser a monthly advisory fee at the annual rate of 1.0% of the average daily net asset value of the Fund. Prior to May 1, 1998, the annual rate was 0.70% of the average daily net asset value of the Fund. The Adviser received $83,934, $115,147 and $50,157 (after expense reimbursement of $51,263) in management fees for fiscal years 1997, 1998 and 1999, respectively.

          The Advisory Agreement requires the Adviser to reimburse the Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the advisory fee but excluding taxes, interest, brokerage commissions and similar fees, exceed that percentage of the average net asset value of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the Fund's common stock is qualified for sale. If the states in which the Fund's common stock is qualified for sale impose no restrictions, the Adviser will waive its advisory fee to the extent that the Fund's total operating expenses exceed 1.75% of the Fund's average net assets. As of the date of this Statement of Additional Information, no such state law provision was applicable to the Fund. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Fund by reduction of the Adviser's fee, subject to later adjustment month by month for the remainder of the Fund's fiscal year. The Adviser may from time to time, at its sole discretion, reimburse the Fund for expenses incurred in addition to the reimbursement of expenses in excess of applicable limitations. During the fiscal year ended October 31, 1999, the Adviser reimbursed the Fund in the amount of $51,263.


                        ALLOCATION OF PORTFOLIO BROKERAGE

          Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Fund's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, better prices may be available from non-principal market makers who are paid commissions directly. While some brokers with whom the Fund effects portfolio transactions may recommend the purchase of the Fund's shares, the Fund may not allocate portfolio brokerage on the basis of recommendations to purchase shares of the Fund.

          In allocating brokerage business for the Fund, the Adviser may take into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients.

          Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

          The Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if (a) the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which he exercises investment discretion, (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement and (c) in the opinion of the Adviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment advisory fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Adviser's receipt of research services.

          The Adviser places portfolio transactions for other advisory accounts. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Fund. In the opinion of the Adviser, it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by the Adviser. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Adviser, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

          The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

          For the one year periods ended October 31, 1997, 1998 and 1999, the Fund paid brokerage commissions in the amounts of $47,032, $26,321 and $13,785, respectively.

                                    CUSTODIAN

          Firstar Bank, N.A., 777 East Wisconsin  Avenue,  Milwaukee,  Wisconsin
53202, acts as custodian for the Fund. As such, Firstar Bank, N.A. holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. Firstar Bank, N.A. does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to stockholders. Firstar Mutual Fund Services, LLC, an affiliate of Firstar Bank, N.A., acts as the Fund's transfer agent and dividend disbursing agent. Firstar Mutual Fund Services, LLC has entered into a fund accounting services agreement with the Fund pursuant to which it acts as fund accountant. As fund accountant, Firstar Mutual Fund Services, LLC maintains and keeps current the books, accounts, journals and other records of original entry relating to the business of the Fund and calculates the Fund's net asset value on a daily basis. In consideration of such services, the Fund pays monthly a fee based on the market value of its assets, with a minimum annual amount. During the fiscal years ended October 31, 1997, 1998 and 1999, the Fund paid $22,097, $24,544 and $24,316 pursuant to the fund accounting services agreement


                        DETERMINATION OF NET ASSET VALUE

          The net asset value of the Fund is determined as of the close of trading on each day the New York Stock Exchange is open for trading. The Fund does not determine net asset value on days the New York Stock Exchange is closed and at other times described in the

Prospectus. The New York Stock Exchange is closed on New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. If any of the aforementioned holidays falls on a Saturday, the Exchange will not be open for trading on the preceding Friday. The New York Stock Exchange also may be closed on national days of mourning.

          The net asset value per share is calculated by adding the value of all securities, cash or other assets, subtracting liabilities, and dividing the remainder by the number of shares outstanding. Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the mean between the then current closing bid and asked prices. Each over-the-counter security for which the last sale price on the day of valuation is available from the Nasdaq Stock Market is valued at that price. All other over-the counter securities for which quotations are available are valued at the mean between the then closing bid and asked prices. Other assets and securities are valued at a fair value determined in good faith by the Board of Directors. High quality debt securities having maturities of less than 60 days will be valued by the amortized cost method.


                                      TAXES

          The Fund annually will endeavor to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. The Fund has so qualified in each of the fiscal years. If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

          Dividends from the Fund's net investment income and distributions from the Fund's net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or in additional Fund shares. The 70% dividends-received deduction for corporations will apply to dividends from the Fund's net investment income, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the Fund's net investment company taxable distributions.

          Any dividend or capital gains distribution paid shortly after a purchase of Fund shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the Fund shares immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

          The Fund may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish the Fund with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

          This section is not intended to be a full discussion of present or proposed federal income tax laws and the effects of such laws on an investor. Investors are urged to consult their own tax advisers for a complete review of the tax ramifications of an investment in the Fund.


                              STOCKHOLDER MEETINGS

          The Maryland General Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940. The Fund has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Investment Company Act of 1940.

          The Fund's Bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

          Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the corporation's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Fund; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

          If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

          After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.


                                  CAPITAL STOCK

          The Fund is a corporation organized under the laws of the State of Maryland and was incorporated on August 24, 1987. The Fund has 20,000,000 shares of authorized capital stock, $.01 par value per share. Each share has one vote and all shares participate equally in dividends and other distributions by the Fund and in the residual assets of the Fund in the event of liquidation. Fractional shares have the same rights proportionately as do full shares. Shares of the Fund have no preemptive rights and no conversion or subscription rights. Stockholders are entitled to redeem shares.

          Certificates for shares held in an investor's account will be issued only upon written request, but the investor will be the record owner of all shares in his account with full stockholder rights.


                                  MISCELLANEOUS

          A stockholder's account with the Fund may be terminated by the Fund on not less than 30 days' notice if, at the time of any transfer or redemption of shares in the account, the value of the remaining shares in the account, at the current offering price, falls below $500. Upon any such termination, the shares will be redeemed at the then current net asset value and a check for the proceeds of redemption sent within seven days of such redemption.

                             PERFORMANCE INFORMATION

          From time to time, in advertisements or in reports to shareholders, the Fund may compare its performance to that of other mutual funds including funds with similar investment objectives and to other relevant indices published by recognized mutual fund statistical rating services or publications of general interest such as "Forbes" or "Money". For example, the Fund may compare its performance to that of other growth or aggressive growth mutual funds and to the mutual fund industry as a whole (excluding money market funds), as compiled by Lipper Analytical Services, Inc. In addition, the Fund may compare its performance to that of recognized stock market indicators including, but not limited to, the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. The Fund may also compare its performance to the AMEX Market Value Index and the Nasdaq Composite Index. Performance comparisons should not be considered as representative of the future performance of the Fund.

          The Fund may cite its performance in the form of a total return over specified periods. The Fund's total return for any specified period of time is calculated by assuming the purchase of shares of the Fund at the offering price at the beginning of the period. Each dividend or other distribution paid by the Fund during the period is assumed to have been reinvested in additional shares of the Fund at net asset value on the reinvestment date. The number of shares thereby accumulated are valued at the end of the period.

          The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value.

          The Fund may also cite its performance in the form of an average annualized compounded return for a specified period of time. The average annual compounded return for the Fund is the return which, if applied to an initial investment and compounded over the given period, would result in the value of the investment at the end of the period.

          The average annual return is computed by finding the average annual compounded rates of return over specified periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                              P(1+T)n = ERV

                  P =         a hypothetical initial payment of $1000

                  T =         average annual total return

                  n =         number of years

                  ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the stated periods at the end of the stated periods.

The Fund's average annual compounded returns for the one, five and ten year periods ended October 31, 1999 and for the period April 11, 1988 (inception of the Fund) to October 31, 1999 were (10.03%), 6.77%, 5.72% and 5.46%, respectively. These figures are historical. An investor may have a gain or loss when his/her shares are sold.


                         INDEPENDENT PUBLIC ACCOUNTANTS

          Altschuler, Melvoin & Glasser LLP, Chicago, Illinois, audited the Fund's financial statements for the fiscal year ended October 31, 1999 and have been selected as the Fund's accountants for fiscal year 2000. Altschuler, Melvoin & Glasser LLP merged with Checkers, Simon & Rosner LLP effective February 8, 1999.


                                OTHER INFORMATION

Item 23. Exhibits

     (a)  Registrant's Articles of Incorporation, as amended. (1)

     (b)  Registrant's By-Laws, as amended. (1)

     (c)  None

     (d)  Investment Advisory Agreement. (1)

     (e)  None

     (f)  None

     (g) Custodian Agreement with Firstar Bank, N.A. (successor to Firstar Trust Company) (1)

     (h)  (i)  Shareholder Servicing Agent Agreement (1)

          (ii) Fund Accounting Services Agreement with Firstar Trust Company (predecessor to Firstar Mutual Funds Services, LLC)

     (i)  Opinion of Foley & Lardner, counsel for Registrant

     (j)  Consent of Altschuler, Melvoin & Glasser LLP

     (k)  None

     (l)  Subscription Agreement of Gerald W. Perritt (1)

     (m)  None

     (n)  Financial Data Schedule

     (p)  (2)

----------------------------

(1) Previously filed as an exhibit to Post-Effective Amendment No. 11 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 11 was filed on February 27, 1998 and its accession number is 0000897069-98-000117.

(2) To be filed as an exhibit to the next post-effective amendment to the Registration Statement filed by the Fund after March 1, 2000.


Item 24. Persons Controlled by or under Common Control with Registrant

          Registrant neither controls any person nor is under common control with any other person.


Item 25. Indemnification

          Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following By-Law which is in full force and effect and has not been modified or cancelled:

          Section 7. Indemnification.

          A. The corporation shall indemnify all of its corporate representatives against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

          B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made:
(i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

          C. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

          D. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

          E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

          F. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

          G. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.



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


          Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26. Business and Other Connections of Investment Adviser

          Incorporated by reference to the information contained under "MANAGEMENT OF THE FUND" in the Prospectus and under "DIRECTORS AND OFFICERS OF THE FUND" in the Statement of Additional Information, all pursuant to Rule 411 under the Securities Act of 1933.


Item 27. Principal Underwriters

          Registrant has no principal underwriters.


Item 28. Location of Accounts and Records

          All accounts,  books, or other documents  required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Treasurer, Michael J. Corbett, at Registrant's corporate offices, 10 S. Riverside Plaza, Suite 1520, Chicago, Illinois 60606.


Item 29. Management Services

          All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.


Item 30. Undertakings

          The Registrant  undertakes to furnish each person to whom a prospectus
is  delivered  with  a  copy  of  the  Registrant's   latest  annual  report  to
shareholders, upon request and without charge.



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